UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-23377)

Tidal ETF Trust
(Exact name of registrant as specified in charter)

234 West Florida Street, Suite 203
Milwaukee, Wisconsin 53204
(Address of principal executive offices) (Zip code)

Eric W. Falkeis

Tidal ETF Trust

234 West Florida Street, Suite 203

Milwaukee, Wisconsin 53204
(Name and address of agent for service)

(844) 986-7676

Registrant’s telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Item 1. Reports to Stockholders.

(a)

RPAR Risk Parity ETF

Ticker: RPAR

UPAR Ultra Risk Parity ETF

Ticker: UPAR

Annual Report

December 31, 2022

RPAR

Risk Parity ETF

UPAR

Ultra Risk Parity ETF

TABLE OF CONTENTS

This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

1

RPAR Risk Parity ETF and UPAR Ultra Risk Parity ETF

most markets WERE down IN 2022 DUE TO MATERIAL TIGHTENING

The downturn in 2022 was very different from a typical market selloff, where stocks fall and bonds rally as economic growth weakens. Last year, virtually all asset classes underperformed because the Federal Reserve (the “Fed”) embarked on the most aggressive tightening in four decades to fight inflation, raising rates by 4.25% in only 9 months.

A material tightening versus expectations poses a headwind for all assets because all assets compete with the risk-free rate. When that rate goes from 0% to 4.25%, investors are no longer willing to earn 1.5% on Treasuries or a 4% earnings yield on equities when they can do better holding cash with no risk. As a result, all assets repriced lower to offer higher expected returns (higher yields) going forward, which helps assets remain competitive with the now-higher cash yield (the risk-free rate). That is why stocks, bonds, and other asset classes all experienced major declines at the same time.

risk parity WAS DOWN DURING THE TIGHTENING AND HAS BOUNCED BACK SINCE

Risk parity is an asset-allocation strategy that seeks to balance to growth and inflation surprises by investing in assets that perform well in different growth and inflation environments. This is in contrast to a traditional 60/40 portfolio that is typically biased to underperform during inflationary periods (both stocks and bonds underperformed cash in the 1970s) and during periods of weak growth (stocks lost money during the entire first decade of the 2000s).

The RPAR Risk Parity ETF (“RPAR”) and UPAR Ultra Risk Parity ETF (“UPAR”) (together the “Funds”), each a risk parity ETF, were down -28.45% (-28.48% NAV) and -37.08% (-37.53% NAV), respectively from Q1 to Q3 2022.1 This is because diversification does not typically work well during a material tightening as all assets experience downward pressure at the same time. Such environments are generally rare and short-lived because capitalism requires that assets outperform cash over time – attractive returns are needed to incentivize productive investment. Once inflation began to moderate and expectations of tightening eased around the end of the third quarter, markets began to rally.

The table below shows a breakdown of risk parity performance by asset class in 2022, first from Q1 to Q3 2022 (“Tightening”) and then for Q4 2022 (“Post-Tightening”). All asset classes were down through Q3 as discussed, but commodity producer equities held up reasonably well because of the spike in energy prices.

Since October 2022, all assets have recovered, as weaker inflation has led markets to expect less tightening than they had initially feared – in fact, markets now expect the Fed to ease in 2023. As the expected risk-free rate retraced, higher-yielding assets suddenly looked quite attractive, and prices rose. This is the opposite of what happened in the Tightening. As a result, RPAR gained 7.92% during the fourth quarter (and UPAR gained 10.76%).2

Allocation	Asset Class	Tightening[1] (Q1 2022 – Q3 2022)	Post-Tightening[3] (Q4 2022)
35%	Long TIPS (Treasury Inflation-Protected Securities)	-36.38%	7.15%
25%	Global Equities	-25.14%	9.44%
35%	Long Treasuries	-22.50%	-1.20%
10%	Physical Gold	-9.30%	9.73%
15%	Commodity Producers	-0.09%	17.88%
120%	RPAR Risk Parity ETF (Market Price)	-28.45%	7.92%

Note: Asset class returns are based on actual performance earned in the RPAR Risk Parity ETF. Source: The Fund’s market price returns were reported by US Bank and asset class performance were provided by Toroso Investments, LLC, 12/31/21 – 12/31/22. Please see corresponding footnotes and disclosures for reference.

SHAREHOLDER LETTER

1The UPAR Ultra Risk Parity ETF (UPAR) market price return reflects the period from the fund’s inception date (1/03/2022) through 9/30/2022. The RPAR Risk Parity ETF (RPAR) market price return reflects the first three quarters of 2022 (12/31/21 – 9/30/22). Source: US Bank.

2Source: Toroso Investments, LLC, 9/30/22 – 12/31/22.

3The Funds’ market price returns were reported by US Bank and asset class performance were provided by Toroso Investments, LLC, 12/31/21 – 12/31/22.

2

RPAR Risk Parity ETF and UPAR Ultra Risk Parity ETF

UPAR Allocation	Asset Class	Tightening (1/3/22 – 3Q 22)[3]	Post-Tightening (Q4 2022)[3]
49%	Long TIPS (Treasury Inflation-Protected Securities)	-35.35%	6.92%
35%	Global Equities	-26.85%	9.10%
49%	Long Treasuries	-21.39%	-1.19%
14%	Physical Gold	-7.88%	9.73%
21%	Commodity Producers	-1.90%	17.60%
168%	UPAR Ultra Risk Parity ETF (Market Price)	-37.08%	10.76%

Note: Asset class returns are based on actual performance earned in the UPAR Ultra Risk Parity ETF. Source: The Fund’s market price returns were reported by US Bank and asset class performance were provided by Toroso Investments, LLC, (UPAR Inception: 1/03/22 through 12/31/22). Please see corresponding footnotes and disclosures for reference.

Note that risk parity may also underperform during a period of panic/crisis when investors broadly sell assets to move to cash. Diversification does not generally work well in these brief periods because everything falls at the same time (similar to a material tightening). This occurred over about two weeks in March 2020 at the onset of the pandemic, when RPAR fell about 20% (quickly recovering to end the month down only 6%).

THE TIGHTENING IN 2022 IS NOT UNPRECEDENTED: THE EARLY 1980s VOLCKER ANALOGUE

The aggressive tightening environment we experienced during the first three quarters of 2022 is similar to the tightening that occurred in the early 1980s under Fed Chairman Paul Volcker. Like today, inflation was elevated, and the Volcker Fed tightened policy aggressively to bring it under control. The charts below show the estimated increase in real expected short-term interest rates4 due to the tightening and corresponding asset-class performance. As you can see, the expected real rate rose over 8% from trough to peak (1980-82). All asset classes performed poorly during this large unexpected tightening and rebounded when tightening expectations finally eased. Note that below we show excess returns (above the risk-free rate) to facilitate comparison with the current period, as cash rates started at 8% back then and 0% today.

Expected Real Risk-Free Rate During Volcker Tightening[5]	Excess Returns During/After Volcker Tightening[6]

2Y Real Yield
Tightening
Expected Real Risk-Free Rate
9%
7%
5%
3%
1%
-1%
Jun-76
Jun-77
Jun-78
Jun-79
Jun-80
Jun-81
Jun-82
Jun-83

Tightening: Jul-80 - Jun-82
Post Tightening: Jul-82 - Jun-83
40%
20%
0%
-20%
-40%
-60%
-80%
Excess Returns
Global Equities
Treasuries (long-dated)
Commodities
Gold

All data is sourced from Bloomberg as of 12/31/22. Asset class returns reflect performance for the indices and inception dates listed and do not represent returns earned in the Funds. Global Equities: MSCI World Index (BB: NDDUWI, Jan. 1970) | Treasuries: Bloomberg Barclays Long Treasury Index (BB: LUTLTRUU, Feb. 1973) | Commodities: Bloomberg Commodity Total Return Index (BB: BCOMTR, Feb. 1960 | Physical Gold: the change in spot price of gold (BB: XAU, Jan. 1970). Please see corresponding footnotes and disclosures for reference.

SHAREHOLDER LETTER (Continued)

4We use the 2-year Treasury real yield as a measure of market expectations of short-term changes in cash rates (net of inflation).

5For the 1980s, 2Y real yield calculated as the difference between the 2Y nominal yield (Source: Bloomberg – USGG2YR Index) and the Survey of Professional Forecasters forecast for the year-ahead annual-average inflation rate for the GDP Price Index, available at https://www.philadelphiafed.org/surveys-and-data/real-time-data-research/inflation-forecasts. For the 2000s, 2Y real yield calculated as the difference between the 2Y nominal yield and the 2Y breakeven inflation rate (Source: Bloomberg – USGGBE02 Index).

6We show excess returns above cash to facilitate comparison between the 1980s period (when cash started at 8% in 1980) and the current period (cash started at 0%). Source: Bloomberg (BCOMTR Index, XAU Curncy, LUTLTRUU Index, NDDUWI Index, MUNRT Index, G8QI Index, USGG3M Index). Excess returns reflect the geometric difference between total returns and the cash rate return over the periods shown. Total returns for Q4 2022 were: commodity producers 15.7%, gold 9.8%, long Treasuries -0.6%, Equities 9.8%, long TIPS 4.5%, and cash 1.0%. Source: Bloomberg (MUNRT Index, XAU Curncy, LUTLTRUU Index, NDDUWI Index, G8QI Index, USGG3M Index). Charts show the returns for commodity futures using the Bloomberg Commodities Index (BCOM) in the Volcker period and for commodity producers using the Morningstar Upstream Natural Resources Index (MUNRT Index) in the current period, as the MUNRT commodity producers index does not go back to the 1980s. TIPS shown only for the current period as they did not exist in the 1980s.

3

RPAR Risk Parity ETF and UPAR Ultra Risk Parity ETF

The impact of tightening on performance in the Volcker era is very similar to what we experienced last year, as you can see in the charts below. The expected real short-term interest rate rose ~5% from peak to trough, as Jerome Powell’s Fed (“Powell”) raised rates. Most asset classes performed poorly through Q3 but began to rebound in Q4 after tightening expectations peaked.

Expected Real Risk-Free Rate During Powell Tightening[5]	Excess Returns During/After Powell Tightening[6]

2Y Real Yield
3%
2%
1%
0%
-1%
-2%
-3%
Expected Real Risk-Free Rate
Tightening
2012
2014
2016
2018
2020
2022

Tightening: Jan - Sept 2022
Post Tightening: Q4 - ?
40%
20%
0%
-20%
-40%
-60%
-80%
Excess Returns
Commodity Producers
supported by 2022 energy shock
Global Equities
Treasuries (long-dated)
TIPS (long-dated)
Commodity Producers
Gold

All data is sourced from Bloomberg as of 12/31/22. Asset class returns reflect performance for the indices and inception dates listed and do not represent returns earned in the Funds. Global Equities: MSCI World Index (BB: NDDUWI, Jan. 1970) | Treasuries: Bloomberg Barclays Long Treasury Index (BB: LUTLTRUU, Feb. 1973) | TIPS: Merrill Lynch 15+ Year Inflation-Linked Bond Index (BB: G8QI, May 1998 | Commodity Producers: Commodity Producers: Morningstar Global Upstream Natural Resources Index (BB: MUNRT, Jan. 2000) | Physical Gold: the change in spot price of gold (BB: XAU, Jan. 1970). Please see corresponding footnotes and disclosures for reference.

We believe significant tightening has already been priced in and what will really matter from this point forward will be (a) whether the Fed raises rates more or less than expected and (b) how growth and inflation unfold. Additionally, we believe forward-looking returns have increased as the expected returns across asset classes now incorporate a higher risk-free rate. This is clearest today in bonds that currently offer much higher yields.

PERFORMANCE UPDATE

The table below summarizes the returns of the Funds as well as their underlying asset classes as of December 31, 2022.

RPAR Inception (12/12/2019) Through 12/31/2022	Trailing Returns (Annualized)			Calendar Year Returns
	1-Year	2-Year	Since Inception	2021	2020
RPAR Risk Parity ETF (Market Price)	-22.79%	-8.87%	-0.04%	7.56%	19.39%
RPAR Risk Parity ETF (NAV)	-22.81%	-8.79%	-0.02%	7.78%	19.35%
Global Equities	-18.07%	-2.83%	4.14%	15.27%	17.30%
Commodity Producers	17.78%	23.24%	18.41%	28.91%	7.85%
Physical Gold	-0.47%	-2.22%	6.99%	-3.93%	25.07%
Long Treasuries	-23.43%	-15.31%	-7.89%	-6.30%	9.17%
Long TIPS	-31.83%	-14.81%	-3.10%	6.49%	25.90%

Note: Asset class returns are based on actual performance earned in the RPAR Risk Parity ETF. Source: The Funds’ market price and NAV returns were reported by US Bank and asset class performance were provided by Toroso Investments, LLC as of 12/31/22. Please see corresponding footnotes and disclosures for reference.

UPAR Inception (1/03/2022) Through 12/31/2022	Since Inception
UPAR Ultra Risk Parity ETF (Market Price)	-30.31%
UPAR Ultra Risk Parity ETF (NAV)	-30.62%
Global Equities	-20.19%
Commodity Producers	15.37%
Physical Gold	1.09%
Long Treasuries	-22.32%
Long TIPS	-32.14%

Note: Asset class returns are based on actual performance earned in the RPAR Risk Parity ETF. Source: The Funds’ market price and NAV returns were reported by US Bank and asset class performance were provided by Toroso Investments, LLC as of 12/31/22. Please see corresponding footnotes and disclosures for reference.

SHAREHOLDER LETTER (Continued)

4

THE NEED FOR GOOD BALANCE LOOKING AHEAD

Economic growth and inflation are highly uncertain looking ahead. There is a wide range of potential outcomes with a heightened risk of extreme outcomes. The 60/40 portfolio is essentially a bet that the Fed achieves a “soft landing,” bringing inflation down while maintaining growth. But if a recession results or inflation stays elevated, the 60/40 portfolio may underperform. Given these risks, we believe it is prudent to be well-balanced across asset classes biased to outperform during different growth and inflation environments. In addition, as mentioned, we believe that the long-term expected return of a risk parity portfolio is materially higher now than a year ago due to a significantly higher risk-free rate.

Please contact your financial advisor or one of our shareholder associates at (833) 540-0039 with any questions. You may also visit our website at www.rparetf.com or reach us via email at info@rparetf.com.

Important Information

Before investing you should carefully consider the Funds’ investment objectives, risks, charges and expenses. Please read each prospectus carefully before you invest.

Past performance does not guarantee future results.

A fund’s NAV is the sum of all its assets less any liabilities, divided by the number of shares outstanding. The market price is the most recent price at which the fund was traded.

Risk parity is a portfolio allocation strategy using risk to determine allocations across various components of an investment portfolio. As with all ETFs, fund shares may be bought and sold in the secondary market at market prices. The market price normally should approximate a fund’s net asset value per share (NAV), but the market price sometimes may be higher or lower than the NAV. The Funds are newer with a limited operating history. There are a limited number of financial institutions authorized to buy and sell shares directly with the Funds; and there may be a limited number of other liquidity providers in the marketplace. There is no assurance that Funds’ shares will trade at any volume, or at all, on any stock exchange. Low trading activity may result in shares trading at a material discount to NAV.

A Fund’s exposure to investments in physical commodities may fluctuate rapidly and subjects a Fund to greater volatility than investments in traditional securities, such as stocks and bonds. Interest payments on TIPS are unpredictable and will fluctuate as the principal and corresponding interest payments are adjusted for inflation. Equity securities, such as common stocks, are subject to market, economic and business risks that may cause their prices to fluctuate. The Funds invest in foreign and emerging market securities which involves certain risks such as currency volatility, political and social instability and reduced market liquidity. The Funds may invest in securities issued by the U.S. government or its agencies or instrumentalities. There can be no guarantee that the United States will be able to meet its payment obligations with respect to such securities.

Shares of the Funds are distributed by Foreside Fund Services, LLC. Foreside is not affiliated with Toroso, US Bank, or RPAR, LLC.

Index Definitions

Global Equities: The MSCI World Index (BB: NDDUWI) reflects the performance of large and mid cap representation across 23 developed markets countries. Wit more than 1,600 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

Treasuries: The Bloomberg Barclays US Long Treasury Index (BB: LUTLTRUU) measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury with 10 years or more to maturity.

The Bloomberg Barclays US Aggregate Bond Index (BB: LBUSTRUU) is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).

Intermediate-Term Government Bond returns as reported by the 2016 Roger G. Ibbotson SBBI Yearbook (Stocks, Bonds, Bills and Inflation), U.S. Capital Markets Performance by Asset Class 1926-2015. Appendix A-10: Intermediate-term Government Bonds: Total Returns. Published by John Wiley & Sons, Inc. Hoboken, NJ, 2016.

RPAR Risk Parity ETF and UPAR Ultra Risk Parity ETF

SHAREHOLDER LETTER (Continued)

5

RPAR ETFs

SHAREHOLDER LETTER (Continued)

TIPS. Treasury Inflation-Protected Securities (TIPS) are a type of Treasury security issued by the U.S. government that are indexed to inflation in order to protect investors from a decline in the purchasing power of money. The Bank of America Merrill Lynch 15+ Year US Inflation-Linked Treasury Index (BB: G8QI) is an unmanaged index comprised of U.S. Treasury Inflation Protected Securities with at least $1 billion in outstanding face value and a remaining term to final maturity greater than or equal to 15 years.

Commodities: The Bloomberg Commodity Index Total Return (BB: BCOMTR) provides a broad-based exposure to commodities, and no single commodity or commodity sector dominates the index. The index is not driven by micro-economic events affecting one commodity market or sector, rather the diversified commodity exposure of Bloomberg Commodity Index represents the aggregate commodity market.

Commodity Producers: The Morningstar Global Upstream Natural Resources Index (BB: MUNRT) reflects the performance of a selection of equity securities that are traded in or are issued by companies domiciled in global developed or emerging markets (including the U.S.). The companies included in the index have significant business operations in the ownership, management and/or production of natural resources in energy, agriculture, precious or industrial metals, timber and water resources sectors.

Gold: Reflects the percent change in the spot price of gold (BB: XAU).

6

RPAR Risk Parity ETF

$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
12/12/19
3/31/20
7/31/20
11/30/20
3/31/21
7/31/21
11/30/21
3/31/22
7/31/22
12/31/22
RPAR Risk Parity ETF - NAV
RPAR Risk Parity ETF - Market
S&P 500® Total Return Index
60% S&P 500® Total Return Index / 40% Bloomberg U.S. Aggregate Bond Index
Advanced Research Risk Parity Index

Total returns for the periods ended December 31, 2022:	One Year	Three Year	Since Inception (12/12/2019)	Ending Value (12/31/2022)
RPAR Risk Parity ETF - NAV	-22.81%	-0.23%	-0.02%	$ 9,995
RPAR Risk Parity ETF - Market	-22.79%	-0.29%	-0.04%	9,987
S&P 500® Total Return Index	-18.11%	7.66%	8.24%	12,734
60% S&P 500® Total Return Index/ 40% Bloomberg U.S. Aggregate Bond Index	-15.79%	3.83%	4.22%	11,345
Advanced Research Risk Parity Index	-22.92%	0.91%	1.28%	10,396

This chart illustrates the performance of a hypothetical $10,000 investment made on December 12, 2019 (commencement of operations), and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect for the “NAV” returns. In the absence of such waivers, total returns would be reduced. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (833) 540-0039. The Fund’s gross expense ratio is 0.53% and net expense ratio is 0.51% (as of the Fund’s most recently filed prospectus dated March 30, 2022). The Fund’s investment adviser has agreed to waive a portion of its management fees for the Fund through at least April 30, 2023.

PERFORMANCE SUMMARY (Unaudited)

7

UPAR Ultra Risk Parity ETF

$10,000
$9,000
$8,000
$7,000
$6,000
1/3/22
1/31/22
2/28/22
3/31/22
4/30/22
5/31/22
6/30/22
7/31/22
8/31/22
9/30/22
10/31/22
11/30/22
12/31/22
UPAR Ultra Risk Parity ETF - NAV
UPAR Ultra Risk Parity ETF - Market
S&P 500® Total Return Index
Advanced Research Ultra Risk Parity Index

Total returns for the period ended December 31, 2022:	Since Inception (01/03/2022)	Ending Value (12/31/2022)
UPAR Ultra Risk Parity ETF - NAV	-30.62%	$6,938
UPAR Ultra Risk Parity ETF - Market	-30.31%	6,969
S&P 500® Total Return Index	-18.63%	8,137
Advanced Research Ultra Risk Parity Index	-30.29%	6,971

This chart illustrates the performance of a hypothetical $10,000 investment made on January 3, 2022 (commencement of operations), and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect for the “NAV” return. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (833) 540-0039. The Fund’s gross expense ratio is 0.68% and net expense ratio is 0.65% (as of the Fund’s most recently filed prospectus dated December 29, 2021). The Fund’s investment adviser has agreed to waive a portion of its management fees for the Fund through at least April 30, 2023.

PERFORMANCE SUMMARY (Unaudited)

8

RPAR Risk Parity ETF

Sector/Security Type	% of Total Portfolio
Futures Contracts (2)	26.2%
Exchange Traded Funds	25.9
United States Treasury Inflation Indexed Bonds	25.7
United States Treasury Bills	8.3
Basic Materials	4.7
Energy	4.3
Cash & Cash Equivalents (3)	3.1
Industrial	1.2
Consumer (Non-cyclical)	0.3
Utilities	0.2
Consumer (Cyclical)	0.1
Total	100.0%

(1)Percentages are based on total investments, including derivative contracts.

(2)Represents the notional amount of the futures contracts.

(3)Represents short-term investments and investments purchased with collateral from securities lending less liabilities in excess of assets.

UPAR Ultra Risk Parity ETF

PORTFOLIO ALLOCATION at December 31, 2022 (Unaudited)(1)

Sector/Security Type	% of Total Portfolio
Futures Contracts (2)	43.5%
United States Treasury Inflation Indexed Bonds	28.8
Exchange Traded Funds	15.0
Basic Materials	5.4
Energy	4.8
Industrial	1.4
Cash & Cash Equivalents (3)	0.5
Consumer (Non-cyclical)	0.3
Utilities	0.2
Consumer (Cyclical)	0.1
Total	100.0%

(1)Percentages are based on total investments, including derivative contracts.

(2)Represents the notional amount of the futures contracts.

(3)Represents short-term investments plus assets in excess of liabilities.

PORTFOLIO ALLOCATION at December 31, 2022 (Unaudited)(1)

RPAR Risk Parity ETF

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS at December 31, 2022

	Shares	Value
Common Stocks — 14.7%
Biotechnology — 0.3%
Corteva, Inc.	54,253	$3,188,991

Building Materials — 0.1%
Geberit AG	1,636	770,080

Chemicals — 1.1%
CF Industries Holdings, Inc.	13,579	1,156,931
Ecolab, Inc.	8,983	1,307,566
FMC Corp.	10,174	1,269,715
Nutrien Ltd.	38,291	2,793,509
OCI N.V.	14,287	509,580
PhosAgro PJSC - GDR (1)	52,122	0
Sociedad Quimica y Minera de Chile S.A. - ADR	21,228	1,694,844
The Mosaic Co.	27,804	1,219,761
Yara International ASA	19,882	869,068
		10,820,974

Distribution & Wholesale — 0.1%
Ferguson PLC	10,246	1,286,728

Energy — Alternate Sources — 0.6%
Enphase Energy, Inc. (2)	5,246	1,389,980
First Solar, Inc. (2)	5,562	833,132
Siemens Gamesa Renewable Energy S.A.	33,925	653,525
SolarEdge Technologies, Inc. (2)	3,087	874,455
Vestas Wind Systems A/S	54,347	1,576,315
Xinyi Solar Holdings Ltd.	460,322	509,572
		5,836,979

Food — 0.1%
Mowi ASA	34,791	590,504

Iron & Steel — 0.9%
Fortescue Metals Group Ltd.	195,264	2,715,899
Mineral Resources Ltd.	13,036	682,476
Vale S.A. - ADR	294,487	4,997,444
		8,395,819

Machinery — Diversified — 1.6%
AGCO Corp.	6,104	846,564
CNH Industrial NV - Class A	93,015	1,493,821
Deere & Co.	21,819	9,355,114
IDEX Corp.	3,396	775,409
Kubota Corp.	83,844	1,154,606
The Toro Co.	8,927	1,010,536
Xylem, Inc.	6,964	770,010
		15,406,060

	Shares	Value
Common Stocks — 14.7% (Continued)
Mining — 4.4%
Allkem Ltd. (2)	47,494	$362,019
Anglo American PLC	78,045	3,038,453
Antofagasta PLC	67,811	1,260,669
BHP Group Ltd. - ADR	154,341	9,576,859
Boliden AB	18,306	687,386
Cameco Corp.	25,972	588,273
China Molybdenum Co. Ltd. - Class H	2,306,446	1,063,838
First Quantum Minerals Ltd.	39,656	827,978
Freeport-McMoRan, Inc.	86,471	3,285,898
Glencore PLC	776,574	5,160,221
IGO Ltd.	53,851	491,547
Ivanhoe Mines Ltd. (2)	63,115	498,417
Jiangxi Copper Co. Ltd. - H Shares	405,346	598,285
MMC Norilsk Nickel PJSC - ADR (1)	181,762	0
NAC Kazatomprom JSC - GDR	12,882	362,499
OZ Minerals Ltd.	22,393	423,684
Pilbara Minerals Ltd. (2)	215,980	549,251
Rio Tinto PLC - ADR (3)	102,794	7,318,933
South32 Ltd.	311,234	844,253
Southern Copper Corp.	47,490	2,867,921
Sumitomo Metal Mining Co. Ltd.	20,342	720,129
Teck Resources Ltd. - Class B	30,645	1,157,316
		41,683,829

Oil & Gas — 5.3%
Aker BP ASA	16,283	502,656
BP PLC - ADR	61,706	2,155,391
Canadian Natural Resources Ltd.	26,444	1,467,452
Cenovus Energy, Inc.	45,427	880,746
Chevron Corp.	42,418	7,613,607
ConocoPhillips	27,549	3,250,782
Coterra Energy, Inc.	13,562	333,218
Devon Energy Corp.	14,917	917,545
Diamondback Energy, Inc.	4,270	584,051
Ecopetrol S.A. - ADR (3)	52,891	553,769
Eni S.p.A - ADR (3)	34,763	996,308
EOG Resources, Inc.	15,045	1,948,628
Equinor ASA - ADR	70,751	2,533,593
Exxon Mobil Corp.	91,081	10,046,234
Gazprom PJSC - ADR (1)	523,190	0
Hess Corp.	7,108	1,008,057
Imperial Oil Ltd.	15,087	734,335
LUKOIL PJSC - ADR (1)	31,173	0
Marathon Oil Corp.	14,260	386,018
Novatek PJSC - GDR (1)	13,358	0

RPAR Risk Parity ETF

10	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS at December 31, 2022 (Continued)

	Shares	Value
Common Stocks — 14.7% (Continued)
Oil & Gas — 5.3% (Continued)
Occidental Petroleum Corp.	24,743	$1,558,562
Pioneer Natural Resources Co.	5,455	1,245,867
Repsol S.A.	35,471	562,167
Rosneft Oil Co PJSC - GDR (1)	488,696	0
Santos Ltd. - ADR	78,422	382,699
Shell PLC - ADR	72,979	4,156,154
Suncor Energy, Inc.	34,718	1,100,512
Total S.A. - ADR	53,243	3,305,325
Tourmaline Oil Corp.	8,821	444,777
Woodside Energy Group Ltd.	45,426	1,091,752
		49,760,205
Water — 0.2%
American Water Works Co., Inc.	8,145	1,241,461
Veolia Environnement S.A.	31,307	801,895
		2,043,356
Total Common Stocks
(Cost $155,344,970)		139,783,525

Exchange Traded Funds — 35.1%
SPDR Gold MiniShares Trust (2)(3)	2,773,242	100,363,628
Vanguard FTSE Developed Markets ETF	1,125,571	47,240,215
Vanguard FTSE Emerging Markets ETF (3)	1,808,355	70,489,678
Vanguard Total Stock Market ETF	598,342	114,397,007
Total Exchange Traded Funds
(Cost $371,722,535)		332,490,528

	Principal Amount	Value
United States Treasury Obligations — 46.0%
United States Treasury Bills — 11.2%
4.555%, 6/8/2023 (4)(5)	$108,388,000	106,272,085

United States Treasury Inflation Indexed Bonds — 34.8%
2.125%, 2/15/2040	6,290,040	6,668,698
2.125%, 2/15/2041	33,770,605	35,831,186
0.750%, 2/15/2042	41,598,479	34,882,032
0.625%, 2/15/2043	44,488,520	35,961,232
1.375%, 2/15/2044	43,888,820	40,830,555
0.750%, 2/15/2045	45,599,937	36,948,675
1.000%, 2/15/2046	36,252,810	30,848,101
0.875%, 2/15/2047	35,908,121	29,495,775
1.000%, 2/15/2048	35,888,825	30,267,134
1.000%, 2/15/2049	22,907,915	19,187,059
0.250%, 2/15/2050	22,398,255	15,140,599

	Principal Amount	Value
United States Treasury Obligations — 46.0% (Continued)
United States Treasury Inflation Indexed Bonds — 34.8% (Continued)
0.125%, 2/15/2051	$10,276,668	$6,635,554
0.125%, 2/15/2052	11,187,143	7,264,597
		329,961,197
Total United States Treasury Obligations
(Cost $544,606,418)		436,233,282

	Shares	Value
Short-Term Investments — 0.7%
Money Market Funds — 0.7%
First American Government Obligations Fund, Class X, 4.100% (6)	6,080,435	6,080,435
Total Short-Term Investments
(Cost $6,080,435)		6,080,435

Investments Purchased with Collateral from Securities Lending — 4.1%
First American Government Obligations Fund, Class X, 4.100% (6)	38,938,940	38,938,940

Total Investments Purchased With Collateral From Securities Lending
(Cost $38,938,940)		38,938,940

Total Investments in Securities — 100.6%
(Cost $1,116,693,297)		953,526,710
Liabilities in Excess of Other Assets — (0.6)%		(5,354,556)
Total Net Assets — 100.0%		$948,172,154

ADRAmerican Depositary Receipt

GDRGlobal Depositary Receipt

(1)The security is fair valued by the Valuation Designee.

(2)Non-income producing security.

(3)This security or a portion of this security was out on loan as of December 31, 2022. Total loaned securities had a value of $37,284,217 or 3.9% of net assets. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

(4)Rate represents the annualized effective yield to maturity from the purchase price.

(5)Zero coupon security.

(6)The rate shown is the annualized seven-day effective yield as of December 31, 2022.

RPAR Risk Parity ETF

The accompanying notes are an integral part of these financial statements.	11

The RPAR Risk Parity ETF had the following futures contracts outstanding with PhillipCapital Inc.

Long Futures Contracts Outstanding	Number of Contracts	Notional Amount	Unrealized Appreciation (Depreciation)	Notional Value
10-Year U.S. Treasury Note Futures (3/22/2023)	1,504	$171,182,248	$(2,287,748)	$168,894,500
Ultra Long-Term U.S. Treasury Bond Futures (3/22/2023)	1,252	174,699,136	(6,539,886)	168,159,250
		$345,881,384	$(8,827,634)	$337,053,750

SCHEDULE OF FUTURES CONTRACTS at December 31, 2022

UPAR Ultra Risk Parity ETF

12	The accompanying notes are an integral part of these financial statements.

	Shares	Value
Common Stocks — 21.1%

Biotechnology — 0.4%
Corteva, Inc.	9,092	$534,428

Building Materials — 0.1%
Geberit AG	152	71,548

Chemicals — 1.7%
CF Industries Holdings, Inc.	2,772	236,174
Ecolab, Inc.	2,081	302,910
FMC Corp.	1,547	193,066
K+S AG	2,863	56,145
Nutrien Ltd.	7,089	517,176
OCI N.V.	2,313	82,499
PhosAgro PJSC - GDR (1)	1,126	0
Sociedad Quimica y Minera de Chile S.A. - ADR	3,876	309,460
The Mosaic Co.	4,266	187,150
Yara International ASA	3,242	141,712
		2,026,292
Distribution & Wholesale — 0.2%
Ferguson PLC	1,461	183,477

Electronics — 0.1%
Halma PLC	2,535	60,194

Energy — Alternate Sources — 0.9%
Enphase Energy, Inc. (2)	982	260,191
First Solar, Inc. (2)	928	139,005
Ming Yang Smart Energy Group Ltd. - GDR (2)	17	298
Plug Power, Inc. (2)	4,006	49,554
Siemens Gamesa Renewable Energy S.A.	6,103	117,567
SolarEdge Technologies, Inc. (2)	479	135,686
Vestas Wind Systems A/S	9,265	268,728
Xinyi Solar Holdings Ltd.	90,489	100,171
		1,071,200
Food — 0.1%
Mowi ASA	6,849	116,247
Salmar ASA	1,459	56,992
		173,239
Iron & Steel — 1.3%
Fortescue Metals Group Ltd.	34,817	484,265
Mineral Resources Ltd.	2,130	111,512
Vale S.A. - ADR	52,606	892,724
		1,488,501
Machinery — Diversified — 2.3%
AGCO Corp.	772	107,069
CNH Industrial NV - Class A	19,576	314,391

	Shares	Value
Common Stocks — 21.1% (Continued)

Machinery — Diversified — 2.3% (Continued)
Deere & Co.	3,661	$1,569,690
Husqvarna AB	7,110	49,895
IDEX Corp.	546	124,668
Kubota Corp.	15,312	210,860
The Toro Co.	1,426	161,423
Xylem, Inc.	1,449	160,216
		2,698,212
Mining — 6.3%
Allkem Ltd. (2)	7,115	54,233
Anglo American PLC	13,313	518,302
Antofagasta PLC	10,771	200,243
BHP Group Ltd. - ADR	26,735	1,658,907
Boliden AB	3,219	120,873
Cameco Corp.	4,370	98,982
China Molybdenum Co. Ltd. - Class H	381,124	175,792
First Quantum Minerals Ltd.	6,949	145,088
Freeport-McMoRan, Inc.	14,994	569,772
Glencore PLC	133,516	887,194
IGO Ltd.	8,552	78,062
Ivanhoe Mines Ltd. (2)	11,447	90,397
Jiangxi Copper Co. Ltd. - H Shares	73,201	108,044
Lundin Mining Corp.	9,008	55,247
Lynas Rare Earths Ltd. (2)	10,055	53,527
MMC Norilsk Nickel PJSC - ADR (1)	3,990	0
MP Materials Corp. (2)	2,151	52,226
NAC Kazatomprom JSC - GDR	3,314	93,256
OZ Minerals Ltd.	3,911	73,998
Pilbara Minerals Ltd. (2)	38,051	96,766
Rio Tinto PLC - ADR	17,832	1,269,638
South32 Ltd.	55,869	151,550
Southern Copper Corp.	8,243	497,795
Sumitomo Metal Mining Co. Ltd.	3,552	125,745
Teck Resources Ltd. - Class B	4,834	182,557
		7,358,194
Oil & Gas — 7.4%
Aker BP ASA	2,606	80,447
APA Corp.	867	40,471
BP PLC - ADR	11,045	385,802
Canadian Natural Resources Ltd.	3,952	219,308
Cenovus Energy, Inc.	7,922	153,593
Chevron Corp.	7,372	1,323,200
ConocoPhillips	5,122	604,396
Coterra Energy, Inc.	2,891	71,032

SCHEDULE OF INVESTMENTS at December 31, 2022

UPAR Ultra Risk Parity ETF

The accompanying notes are an integral part of these financial statements.	13

	Shares	Value
Common Stocks — 21.1% (Continued)

Oil & Gas — 7.4% (Continued)
Devon Energy Corp.	2,529	$155,559
Diamondback Energy, Inc.	761	104,090
Ecopetrol S.A. - ADR	6,489	67,940
Eni S.p.A - ADR	6,092	174,597
EOG Resources, Inc.	2,137	276,784
EQT Corp.	1,483	50,170
Equinor ASA - ADR	10,837	388,073
Exxon Mobil Corp.	16,157	1,782,117
Gazprom PJSC - ADR (1)	11,925	0
Hess Corp.	1,108	157,137
Imperial Oil Ltd.	2,514	122,365
Inpex Corp.	5,704	60,349
LUKOIL PJSC - ADR (1)	818	0
Marathon Oil Corp.	2,524	68,325
Novatek PJSC - GDR (1)	329	0
Occidental Petroleum Corp.	3,311	208,560
OMV AG	1,125	57,751
Pioneer Natural Resources Co.	935	213,545
Repsol S.A.	6,148	97,437
Rosneft Oil Co PJSC - GDR (1)	10,479	0
Santos Ltd. - ADR	14,626	71,375
Shell PLC - ADR	12,821	730,156
Suncor Energy, Inc.	5,721	181,348
Total S.A. - ADR	10,100	627,008
Tourmaline Oil Corp.	917	46,237
Woodside Energy Group Ltd.	7,894	189,721
		8,708,893
Water — 0.3%
American Water Works Co., Inc.	1,343	204,700
Essential Utilities, Inc.	1,792	85,532
Veolia Environnement S.A.	4,979	127,532
		417,764
Total Common Stocks
(Cost $25,307,448)		24,791,942

Exchange Traded Funds — 25.7%
Vanguard FTSE Developed Markets ETF	70,090	2,941,677
Vanguard FTSE Emerging Markets ETF	149,317	5,820,377
Vanguard Extended Market ETF	28,651	3,806,572
SPDR Gold MiniShares Trust (2)	488,228	17,668,971
Total Exchange Traded Funds
(Cost $30,568,342)		30,237,597

	Principal Amount	Value
United States Treasury Obligations — 49.4%

United States Treasury Inflation Indexed Bonds — 49.4%
2.125%, 2/15/2040	$1,118,199	$1,185,514
2.125%, 2/15/2041	5,979,531	6,344,384
0.750%, 2/15/2042	7,315,772	6,134,575
0.625%, 2/15/2043	7,848,552	6,344,189
1.375%, 2/15/2044	7,741,250	7,201,823
0.750%, 2/15/2045	8,033,648	6,509,497
1.000%, 2/15/2046	6,416,938	5,460,277
0.875%, 2/15/2047	6,370,278	5,232,696
1.000%, 2/15/2048	6,310,787	5,322,254
1.000%, 2/15/2049	4,014,777	3,362,670
0.250%, 2/15/2050	3,922,564	2,651,544
0.125%, 2/15/2051	1,833,729	1,184,023
0.125%, 2/15/2052	1,990,134	1,292,333

Total United States Treasury Obligations
(Cost $61,331,986)		58,225,779

	Shares
Short-Term Investments — 1.1%

Money Market Funds — 1.1%
First American Government Obligations Fund, Class X, 4.100% (3)	1,298,541	1,298,541
Total Short-Term Investments
(Cost $1,298,541)		1,298,541

Total Investments in Securities — 97.3%
(Cost $118,506,317)		114,553,859
Other Assets in Excess of Liabilities — 2.7%		3,140,629
Total Net Assets — 100.0%		$117,694,488

ADRAmerican Depositary Receipt

GDRGlobal Depositary Receipt

(1)The security is fair valued by the Valuation Designee (See Note 2).

(2)Non-income producing security.

(3)The rate shown is the annualized seven-day effective yield as of December 31, 2022.

SCHEDULE OF INVESTMENTS at December 31, 2022 (Continued)

UPAR Ultra Risk Parity ETF

14	The accompanying notes are an integral part of these financial statements.

The UPAR Ultra Risk Parity ETF had the following futures contracts outstanding with PhillipCapital Inc.

Long Futures Contracts Outstanding	Number of Contracts	Notional Amount	Unrealized Appreciation (Depreciation)	Notional Value
CME Group E-Mini S&P 500 Index Future (3/17/2023)	848	$17,187,111	$(816,471)	$16,370,640
MSCI Emerging Markets Index Future (3/17/2023)	140	6,872,466	(156,666)	6,715,800
MSCI EAFE Index Future (3/17/2023)	56	5,643,536	(185,216)	5,458,320
10-Year U.S. Treasury Note Future (3/22/2023)	265	30,179,611	(420,939)	29,758,672
Ultra Long-Term U.S. Treasury Bond Future (3/22/2023)	220	30,756,478	(1,207,728)	29,548,750
		$90,639,202	$(2,787,020)	$87,852,182

SCHEDULE OF FUTURES CONTRACTS at December 31, 2022

RPAR ETFs

The accompanying notes are an integral part of these financial statements.	15

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2022

	RPAR Risk Parity ETF		UPAR Ultra Risk Parity ETF

Assets:
Investments in securities, at value (Note 2)	$953,526,710	(1)	$114,553,859
Cash	7,809		54
Foreign currency (cost of $119,939 and $750, respectively)	117,584		750
Deposits at broker for futures contracts (Note 2)	40,862,952		5,697,174
Receivables:
Dividends and interest	1,738,206		292,818
Securities lending, net	12,335		—
Total assets	996,265,596		120,544,655

Liabilities:
Collateral received from securities on loan	38,938,940		—
Payables:
Management fees (Note 4)	326,868		63,147
Variation margin payable	8,827,634		2,787,020
Total liabilities	48,093,442		2,850,167
Net Assets	$948,172,154		$117,694,488

Components of Net Assets:
Paid-in capital	$1,320,140,937		$130,920,030
Total distributable (accumulated) earnings (losses)	(371,968,783)		(13,225,542)
Net assets	$948,172,154		$117,694,488

Net Asset Value (unlimited shares authorized):
Net assets	$948,172,154		$117,694,488
Shares of beneficial interest issued and outstanding	50,850,000		8,875,000
Net asset value	$18.65		$13.26

Cost of investments	$1,116,693,297		$118,506,317

(1)Includes securities on loan with a value of $37,284,217.

RPAR ETFs

16	The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS For the Periods Ended December 31, 2022

	RPAR Risk Parity ETF	UPAR Ultra Risk Parity ETF(1)

Investment Income:
Interest income	$34,601,519	$1,606,176
Dividend income (net of foreign withholding tax of $419,625 and $23,630, respectively)	19,395,589	695,910
Securities lending income, net (Note 5)	227,082	—
Total investment income	54,224,190	2,302,086

Expenses:
Management fees (Note 4)	6,528,613	273,888
Total expenses before interest expense and management fee waiver	6,528,613	273,888
Interest expense	416	17
Less: Management fee waiver (Note 4)	(300,413)	(12,641)
Net expenses	6,228,616	261,264
Net investment income (loss)	47,995,574	2,040,822

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	17,413,823	(4,709,370)
Foreign currency translations	17,191	(870)
Futures contracts	(121,455,715)	(3,459,107)
Change in net unrealized appreciation/depreciation on:
Investments	(309,321,363)	(3,882,916)
Foreign Currency Translations	(1,961,236)	(69,481)
Futures contracts	(18,296,076)	(2,787,020)
Net realized and unrealized gain (loss)	(433,603,376)	(14,908,764)
Net increase (decrease) in net assets resulting from operations	$(385,607,802)	$(12,867,942)

(1)The Fund commenced operations on January 3, 2022. The information presented is from January 3, 2022 to December 31, 2022.

RPAR Risk Parity ETF

The accompanying notes are an integral part of these financial statements.	17

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Period Ended December 31, 2021(1)	Year Ended November 30, 2021

Increase (Decrease) in Net Assets From:

Operations:
Net investment income (loss)	$47,995,574	$6,309,767	$25,349,977
Net realized gain (loss)	(104,024,701)	3,369,066	23,624,105
Change in net unrealized appreciation/depreciation	(329,578,675)	10,768,512	70,246,188
Net increase (decrease) in net assets resulting from operations	(385,607,802)	20,447,345	119,220,270

Distributions to Shareholders:
Net distributions to shareholders	(46,768,036)	(20,208,000)	(13,377,074)

Capital Share Transactions:
Net increase (decrease) in net assets derived from net changes in outstanding shares(2)	(253,621,163)	84,653,460	560,080,057
Total increase (decrease) in net assets	(685,997,001)	84,892,805	665,923,253

Net Assets:
Beginning of period/year	1,634,169,155	1,549,276,350	883,353,097
End of period/year	$948,172,154	$1,634,169,155	$1,549,276,350

(1)The Fund changed its fiscal year end from November 30 to December 31 effective as of the close of business on December 29, 2021. The information presented is from December 1, 2021 to December 31, 2021.

(2)Summary of share transactions is as follows:

	Year Ended December 31, 2022		Period Ended December 31, 2021(1)		Year Ended November 30, 2021
	Shares	Value	Shares	Value	Shares	Value
Shares sold	26,850,000	$552,122,302	3,375,000	$84,653,460	32,025,000	$768,343,312
Shares redeemed	(41,100,000)	(805,743,465)	—	—	(8,700,000)	(208,263,255)
Net increase (decrease)	(14,250,000)	$(253,621,163)	3,375,000	$84,653,460	23,325,000	$560,080,057

UPAR Ultra Risk Parity ETF

18	The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

Period Ended December 31, 2022(1)

Increase (Decrease) in Net Assets From:

Operations:
Net investment income (loss)	$2,040,822
Net realized gain (loss)	(8,169,347)
Change in net unrealized appreciation/depreciation	(6,739,417)
Net increase (decrease) in net assets resulting from operations	(12,867,942)

Distributions to Shareholders:
Distributable earnings	(2,042,154)
Return of capital	(140,034)
Net distributions to shareholders	(2,182,188)

Capital Share Transactions:
Net increase (decrease) in net assets derived from net changes in outstanding shares(2)	132,744,618
Total increase (decrease) in net assets	117,694,488

Net Assets:
Beginning of period	—
End of period	$117,694,488

(1)The Fund commenced operations on January 3, 2022. The information presented is from January 3, 2022 to December 31, 2022.

(2)Summary of share transactions is as follows:

	Period Ended December 31, 2022(1)
	Shares	Value
Shares sold	10,825,000	$159,850,273
Shares redeemed	(1,950,000)	(27,105,655)
Net increase (decrease)	8,875,000	$132,744,618

RPAR Risk Parity ETF

The accompanying notes are an integral part of these financial statements.	19

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year/period

	Year Ended December 31, 2022		Period Ended December 31, 2021(1)		Year Ended November 30, 2021		Period Ended November 30, 2020(2)

Net asset value, beginning of year/period	$25.10		$25.10		$23.00		$20.00

Income from Investment Operations:
Net investment income (loss)(3)	0.77		0.10		0.48		0.21
Net realized and unrealized gain (loss)	(6.47)		0.22		1.88		2.94
Total from investment operations	(5.70)		0.32		2.36		3.15

Less Distributions:
From net investment income	(0.75)		(0.32)		(0.26)		(0.15)
Total distributions	(0.75)		(0.32)		(0.26)		(0.15)

Net asset value, end of year/period	$18.65		$25.10		$25.10		$23.00
Total return(5)	(22.81)%		1.29	%(4)	10.32%		15.88	%(4)

Supplemental Data:
Net assets, end of year/period (millions)	$948.2		$1,634.2		$1,549.3		$883.4
Portfolio turnover rate(9)	28%		1	%(4)	16%		65	%(4)

Ratios of Expenses to Average Net Assets:
Before fees waived	0.50	%(7)	0.50	%(6)	0.50	%(7)	0.50	%(6)(7)
After fees waived	0.48	%(7)	0.47	%(6)	0.47	%(7)	0.47	%(6)(7)

Ratios of Net Investment Income (Loss) to Average Net Assets:
Before fees waived	3.65	%(8)	4.69	%(6)	1.96	%(8)	0.98	%(6)(8)
After fees waived	3.67	%(8)	4.72	%(6)	1.99	%(8)	1.01	%(6)(8)

(1)The Fund changed its fiscal year end from November 30 to December 31. The information presented is from December 1, 2021 to December 31, 2021.

(2)The Fund commenced operations on December 12, 2019. The information presented is from December 12, 2019 to November 30, 2020.

(3)Calculated using average shares outstanding method.

(4)Not annualized.

(5)The total return is based on the Fund’s net asset value. Additional performance information is presented in the Performance Summary.

(6)Annualized.

(7)The ratio of expenses to average net assets includes interest expense on futures. The expense ratios excluding interest expense on futures were 0.50% and 0.48% for the year ended December 31, 2022, 0.50% and 0.47% for the year ended November 30, 2021 and 0.50% and 0.47% for the period ended November 30, 2020.

(8)The ratios of net investment income (loss) to average net assets include interest expense on futures.

(9)Excludes the impact of in-kind transactions.

UPAR Ultra Risk Parity ETF

20	The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period

	Period Ended December 31, 2022(1)

Net asset value, beginning of period	$20.00

Income from Investment Operations:
Net investment income (loss)(2)	0.70
Net realized and unrealized gain (loss)	(6.81)
Total from investment operations	(6.11)

Less Distributions:
From net investment income	(0.59)
From return of capital	(0.04)
Total distributions	(0.63)

Net asset value, end of period	$13.26
Total return(4)	(30.62	)%(3)

Supplemental Data:
Net assets, end of period (millions)	$117.7
Portfolio turnover rate(8)	39	%(3)

Ratios of Expenses to Average Net Assets:
Before fees waived	0.65	%(5)(6)
After fees waived	0.62	%(5)(6)

Ratios of Net Investment Income (Loss) to Average Net Assets:
Before fees waived	4.81	%(5)(7)
After fees waived	4.84	%(5)(7)

(1)The Fund commenced operations on January 3, 2022. The information presented is from January 3, 2022 to December 31, 2022.

(2)Calculated using average shares outstanding method.

(3)Not annualized.

(4)The total return is based on the Fund’s net asset value. Additional perfromance information is presented in the Performance Summary.

(5)Annualized.

(6)The ratio of expenses to average net assets includes interest expense on futures contracts. The expense ratios excluding interest expense on futures were 0.65% and 0.62% for the period ended December 31, 2022.

(7)The ratios of net investment income (loss) to average net assets include interest expense on futures.

(8)Excludes the impact of in-kind transactions.

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RPAR ETFs

NOTES TO FINANCIAL STATEMENTS December 31, 2022

NOTE 1 – ORGANIZATION

The RPAR Risk Parity ETF and UPAR Ultra Risk Parity ETF are series of shares (each, a “Fund,” and collectively, the “Funds”) of beneficial interest of Tidal ETF Trust (the “Trust”). The RPAR Risk Parity ETF is a diversified series and the UPAR Ultra Risk Parity ETF is a non-diversified series of the Trust. The RPAR Risk Parity ETF commenced operations as a non-diversified fund, however, the fund continuously operated as diversified for three years and effective December 27, 2022, is now classified as diversified. The Trust was organized as a Delaware statutory trust on June 4, 2018 and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of each Fund’s shares is registered under the Securities Act of 1933, as amended. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.” The RPAR Risk Parity ETF commenced operations on December 12, 2019 and the UPAR Ultra Risk Parity ETF commenced operations on January 3, 2022.

The investment objective of each Fund is to seek to generate positive returns during periods of economic growth, preserve capital during periods of economic contraction, and preserve real rates of return during periods of heightened inflation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.Security Valuation. Equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”), and Master Limited Partnerships (“MLPs”), listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”)), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. EST if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price or mean between the most recent quoted bid and ask prices for long and short positions. For a security that trades on multiple exchanges, the primary exchange will generally be considered the exchange on which the security is generally most actively traded. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Prices of securities traded on the securities exchange will be obtained from recognized independent pricing agents (“Independent Pricing Agents”) each day that the Funds are open for business.

Debt securities are valued by using an evaluated mean of the bid and asked prices provided by Independent Pricing Agents. The Independent Pricing Agents may employ methodologies that utilize actual market transactions (if the security is actively traded), broker dealer supplied valuations, or other methodologies designed to identify the market value for such securities. In arriving at valuations, such methodologies generally consider factors such as security prices, yields, maturities, call features, ratings and developments relating to specific securities.

Futures contracts are priced by an approved independent pricing service. Futures contracts are valued at the settlement price on the exchange on which they are principally traded.

Effective September 8, 2022, for securities for which quotations are not readily available, under Rule 2a-5 of the 1940 Act, a fair value will be determined by the Valuation Designee (as defined in Rule 2a-5) in accordance with the Pricing and Valuation Policy and Fair Value Procedures, as applicable, of the Fund’s investment adviser, Toroso Investments, LLC (the “Adviser”), a Tidal Financial Group company, subject to oversight by the Trust’s Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the Adviser’s Pricing and Valuation Policy and Fair Value Procedures, as applicable. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a funds may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

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As described above, the Funds utilize various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –

Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value each Fund’s investments and other financial instruments as of December 31, 2022:

RPAR Risk Parity ETF

Investments in Securities	Level 1	Level 2	Level 3		Total
Common Stocks(1)	$139,783,525	$—	$0	(4)	$139,783,525
Exchange Traded Funds	332,490,528	—	—		332,490,528
United States Treasury Obligations(2)	—	436,233,282	—		436,233,282
Short-Term Investments	6,080,435	—	—		6,080,435
Investments Purchased With Collateral From Securities Lending	38,938,940	—	—		38,938,940
Total Investments in Securities	$517,293,428	$436,233,282	$0		$953,526,710

Other Financial Instruments(3)
Interest Rate Contracts - Futures	$(8,827,634)	$—	$—		$(8,827,634)

The following is a reconciliation of the Fund’s Level 3 assets for which significant unobservable inputs were used to determine fair value:

Common Stocks(2)
Balance as of December 31, 2021	$1,312,559
Accrued discounts/premiums	—
Realized gain (loss)	126,607
Change in unrealized appreciation/depreciation	(21,967,239)
Purchases	1,253,242
Sales	(636,187)
Transfer into and/or out of Level 3	19,911,018
Balance as of December 31, 2022	$0

Change in unrealized appreciation/depreciation during the period for Level 3 investments held at December 31, 2022:	$(21,967,239)

NOTES TO FINANCIAL STATEMENTS December 31, 2022 (Continued)

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RPAR ETFs

UPAR Ultra Risk Parity ETF

Investments in Securities	Level 1	Level 2	Level 3		Total
Common Stocks(1)	$24,791,942	$—	$0	(4)	$24,791,942
Exchange Traded Funds	30,237,597	—	—		30,237,597
United States Treasury Obligations(2)	—	58,225,779	—		58,225,779
Short-Term Investments	1,298,541	—	—		1,298,541
Total Investments in Securities	$56,328,080	$58,225,779	$0		$114,553,859

Other Financial Instruments(3)
Interest Rate Contracts – Futures	$(2,787,020)	$—	$—		$(2,787,020)

The following is a reconciliation of the Fund’s Level 3 assets for which significant unobservable inputs were used to determine fair value:

Common Stocks(2)
Balance as of January 3, 2022	$—
Accrued discounts/premiums	—
Realized gain (loss)	(9,204)
Change in unrealized appreciation/depreciation	(412,084)
Purchases	425,379
Sales	(4,091)
Transfer into and/or out of Level 3	—
Balance as of December 31, 2022	$0

Change in unrealized appreciation/depreciation during the period for Level 3 investments held at December 31, 2022:	$(412,084)

(1)See Schedule of Investments for the industry breakout.

(2)See Schedule of Investments for the security type breakout.

(3)Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as futures contracts, which are presented at the unrealized appreciation/depreciation on the investment.

(4)The Level 3 securities (Common Stocks) are fair valued at $0 due to a halt in trading of Russian securities as a result of the ongoing Ukrainian/Russian conflict and the Russian markets being currently uninvestible.

The Funds have provided additional disclosures below regarding derivatives and hedging activity intending to improve financial reporting by enabling investors to understand how and why the Funds use futures contracts (a type of derivative), how they are accounted for and how they affect an entity’s results of operations and financial position. The Funds may use derivatives for risk management purposes or as part of their investment strategies. Derivatives are financial contracts whose values depend on, or are derived from, the value of an underlying asset, reference rate or index. The Funds may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

The average notional amount for futures contracts is based on the monthly notional amounts. The notional amount for futures contracts represents the U.S. dollar value of the contract as of the day of opening the transaction or latest contract reset date. The Funds’ average notional value of futures contracts outstanding during the period ended December 31, 2022, was $462,600,633 for RPAR Risk Parity ETF and $34,826,337 for UPAR Ultra Risk Parity ETF. The following tables show the effects of derivative instruments on the financial statements.

NOTES TO FINANCIAL STATEMENTS December 31, 2022 (Continued)

24

RPAR ETFs

Statements of Assets and Liabilities

Fair value of derivative instruments as of December 31, 2022:

RPAR Risk Parity ETF:

	Asset Derivatives		Liability Derivatives
Instrument	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Interest Rate Contracts - Futures	Variation margin receivable (see Statements of Assets and Liabilities)	$ —	Variation margin payable (see Statements of Assets and Liabilities)	$ (8,827,634)

UPAR Ultra Risk Parity ETF:

	Asset Derivatives		Liability Derivatives
Instrument	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Interest Rate Contracts - Futures	Variation margin receivable (see Statements of Assets and Liabilities)	$ —	Variation margin payable (see Statements of Assets and Liabilities)	$ (2,787,020)

Statements of Operations

The effect of derivative instruments on the Statements of Operations for the period ended December 31, 2022:

RPAR Risk Parity ETF:

Instrument	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Interest Rate Contracts - Futures	Net Realized and Unrealized Gain (Loss)	$ (121,455,715)	$ (18,296,076)

UPAR Ultra Risk Parity ETF:

Instrument	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Interest Rate Contracts - Futures	Net Realized and Unrealized Gain (Loss)	$ (3,459,107)	$ (2,787,020)

B.Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

NOTES TO FINANCIAL STATEMENTS December 31, 2022 (Continued)

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RPAR ETFs

As of December 31, 2022, the Funds did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. Each Fund identifies its major tax jurisdiction as U.S. Federal and the Commonwealth of Delaware; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

C.Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from REITs generally are comprised of ordinary income, capital gains, and may include return of capital. Debt income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D.Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

E.Futures Contracts. The Funds may purchase futures contracts to gain long exposure to long-term U.S. Treasury bonds. The purchase of futures contracts may be more efficient or cost-effective than buying the underlying securities or assets. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate, or index) at a specific price on the contract maturity date. Upon entering into a futures contract, the Funds are required to pledge to the counterparty an amount of cash, U.S. Government securities or other high-quality debt securities equal to the minimum “initial margin” requirements of the exchange or the broker. Pursuant to a contract entered into with a futures commission merchant, the Funds agree to receive from or pay to the firm an amount of cash equal to the cumulative daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized gains or losses. When the contract is closed, the Funds record a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Funds will cover their current obligations under futures contracts by the segregation of liquid assets or by entering into offsetting transactions or owning positions covering its obligations. The Funds’ use of futures contracts may involve risks that are different from, or possibly greater than, the risk associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of the futures contracts may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include: an illiquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); and the risk that a counterparty will not perform its obligations. The Funds had futures contracts activity during the period ended December 31, 2022. Realized and unrealized gains and losses are included in the Statement of Operations. The futures contracts held by the Funds are exchange-traded with PhillipCapital, Inc. acting as the futures commission merchant.

NOTES TO FINANCIAL STATEMENTS December 31, 2022 (Continued)

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RPAR ETFs

F.Offsetting Agreements. The Funds are subject to various netting arrangements, which govern the terms of certain transactions with counterparties. The arrangements allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all transactions governed under a single agreement with a counterparty. The following tables present derivative financial instruments that are subject to enforceable netting arrangements, collateral arrangements or other similar agreements as of December 31, 2022:

RPAR Risk Parity ETF	Gross Amounts	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged (Received)	Net Amount
Assets
Interest Rate Contracts - Futures	$—	$—	$—	$—	$—	$—
Liabilities
Interest Rate Contracts - Futures	$8,827,634	$8,827,634	$—	$—	$—	$8,827,634

UPAR Ultra Risk Parity ETF	Gross Amounts	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged (Received)	Net Amount
Assets
Interest Rate Contracts - Futures	$—	$—	$—	$—	$—	$—
Liabilities
Interest Rate Contracts - Futures	$2,787,020	$2,787,020	$—	$—	$—	$2,787,020

G.Deposits at Broker for Futures. Deposits at broker for futures represents amounts that are held by third parties under certain of the Funds’ derivative transactions. Such cash is excluded from cash and equivalents in the Statement of Assets and Liabilities.

H.Distributions to Shareholders. Distributions to shareholders from net investment income, if any, for the Funds are declared and paid at least quarterly. Distributions to shareholders from net realized gains on securities, if any, for the Funds normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

I.Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

J.Share Valuation. The NAV per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.

K.Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

L.Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Board-approved Liquidity Risk Management Program (the “Program”) that requires, among other things, that each Fund limit its illiquid investments that are assets to no more than 15% of the value of the Fund’s net assets. An illiquid investment is any security that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If either Fund should be in a position where the value of illiquid investments held by the Fund exceeds 15% of the Fund’s net assets, the Fund will take such steps as set forth in the Program.

M.Derivatives Transactions. On October 28, 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies as Rule 18f-4 under the 1940 Act (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation and cover framework arising from prior SEC guidance for covering

NOTES TO FINANCIAL STATEMENTS December 31, 2022 (Continued)

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RPAR ETFs

derivatives and certain financial instruments currently used by funds to comply with Section 18 of the 1940 Act and treats derivatives as senior securities. Under Rule 18f-4 a fund’s derivatives exposure is limited through a value-at-risk test. Funds whose use of derivatives is more than a limited specified exposure amount are required to establish and maintain a comprehensive derivatives risk management program, subject to oversight by a fund’s board of trustees, and appoint a derivatives risk manager. The Funds implemented a Rule 18f-4 Derivative Risk Management Program effective August 19, 2022, that complies with Rule 18f-4.

N.Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. These differences are primarily due to redemption in-kind. For the year ended December 31, 2022, the following adjustments were made:

Fund	Paid-In Capital	Distributable Earnings
RPAR Risk Parity ETF	$55,636,369	$(55,636,369)
UPAR Ultra Risk Parity ETF	(1,684,554)	1,684,554

O.Recently Issued Accounting Pronouncements.

•In June 2022, FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. The Funds are currently evaluating the impact, if any, of these amendments on the financial statements.

NOTE 3 – PRINCIPAL RISKS

A.Agriculture Risk. Companies in the agriculture industry are subject to risks such as adverse weather conditions, embargoes, tariffs, and adverse international economic, political and regulatory developments.

B.Commodities Risk. The Funds’ exposure to investments in physical commodities subjects the Funds to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate rapidly based on a variety of factors, including overall market movements; economic events and policies; changes in interest rates or inflation rates; changes in monetary and exchange control programs; war; acts of terrorism; natural disasters; and technological developments. Variables such as disease, drought, floods, weather, trade, embargoes, tariffs, and other political events, in particular, may have a larger impact on commodity prices than on traditional securities. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers, political, economic, and supply-related events in such countries could have a disproportionate impact on the prices of such commodities. These factors may affect the value of the Funds in varying ways, and different factors may cause the value and the volatility of the Funds to move in inconsistent directions at inconsistent rates. The current or “spot” prices of physical commodities may also affect, in a volatile and inconsistent manner, the prices of futures contracts in respect of the relevant commodity.

C.Credit Risk. An issuer or guarantor of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities may be unable or unwilling to make its timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in their credit ratings. There is the chance that the Funds’ portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), potentially reducing a Fund’s income level or share price.

D.Currency Exchange Rate Risk. The Funds invest, directly or indirectly, in investments denominated in non-U.S. currencies or in securities that provide exposure to such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Funds’ investments and the value of your shares of the Funds (“Shares”). Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in a Fund may change quickly and without warning, and you may lose money.

NOTES TO FINANCIAL STATEMENTS December 31, 2022 (Continued)

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RPAR ETFs

E.Depositary Receipt Risk. Depositary receipts involve risks similar to those associated with investments in foreign securities and certain additional risks. Depositary receipts listed on U.S. or foreign exchanges are issued by banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares (“Underlying Shares”). When the Funds invest in depositary receipts as a substitute for an investment directly in the Underlying Shares, the Funds are exposed to the risk that the depositary receipts may not provide a return that corresponds precisely with that of the Underlying Shares.

F.Derivatives Risk. The Funds’ derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets or index; the loss of principal, including the potential loss of amounts greater than the initial amount invested in the derivative instrument; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Funds may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The derivatives used by the Funds may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Certain of the Funds’ transactions in derivatives could also affect the amount, timing, and character of distributions to shareholders, which may result in the Funds realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than they would if they did not engage in such transactions, which may adversely impact the Funds’ after-tax returns.

G.Emerging Markets Risk. The Funds may invest in securities issued by companies domiciled or headquartered in emerging market nations. Investments in securities traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, currency, or regulatory conditions not associated with investments in U.S. securities and investments in more developed international markets. Such conditions may impact the ability of the Funds to buy, sell, or otherwise transfer securities, adversely affect the trading market and price for shares and cause the Funds to decline in value.

H.Energy Producers Industry Risk. Companies in the energy producing industry are subject to risks associated with companies owning and/or operating pipelines, gathering and processing assets, power infrastructure, propane assets, as well as capital markets, terrorism, natural disasters, climate change, operating, regulatory, environmental, supply and demand, and price volatility risks. The volatility of energy commodity prices can significantly affect energy companies due to the impact of prices on the volume of commodities developed, produced, gathered, and processed. Historically, energy commodity prices have been cyclical and exhibited significant volatility, which may adversely impact the value, operations, cash flows, and financial performance of energy companies.

I.Equity Market Risk. The Funds will invest in common stocks directly or indirectly through ETFs. Common stocks, such as those held by the Funds, are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers. The equity securities held in the Funds’ portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Funds invest. Securities in the Funds’ portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, pandemic diseases, terrorism, regulatory events, or government controls.

J.Exchange Traded Fund (“ETF”) Risks.

•Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Funds have a limited number of financial institutions that are authorized to purchase and redeem shares directly from the Funds (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Funds (“Shares”) may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

NOTES TO FINANCIAL STATEMENTS December 31, 2022 (Continued)

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RPAR ETFs

•Cash Redemption Risk. Each Fund’s investment strategy may require it to redeem shares for cash or to otherwise include cash as part of its redemption proceeds. For example, a Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., derivative instruments and bonds that cannot be broken up beyond certain minimum sizes needed for transfer and settlement). In such a case, a Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause a Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, a Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

•Costs of Buying or Selling Shares. Due to the costs of buying or selling shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

•Shares May Trade at Prices Other Than NAV. As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of shares will approximate a Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by the Funds may trade on foreign exchanges that are closed when the Funds’ primary listing exchange is open, the Funds are likely to experience premiums and discounts greater than those of ETFs holding only domestic securities.

•Trading. Although Shares are listed on a national securities exchange, such as NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Funds’ underlying portfolio holdings, which can be significantly less liquid than Shares.

K.Foreign Securities Risk. Investments in securities or other instruments of non-U.S. issuers involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies. Financial markets in foreign countries often are not as developed, efficient, or liquid as financial markets in the United States, and therefore, the prices of non-U.S. securities and instruments can be more volatile. In addition, the Funds will be subject to risks associated with adverse political and economic developments in foreign countries, which may include the imposition of economic sanctions. Generally, there is less readily available and reliable information about non-U.S. issuers due to less rigorous disclosure or accounting standards and regulatory practices.

L.Futures Contracts Risk. A futures contract is a standardized agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. A decision as to whether, when, and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the risks associated with all derivatives, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed a Fund’s initial investment in such contracts.

M.Gold Risk. The prices of precious metals, such as gold, rise and fall in response to many factors, including: economic cycles; changes in inflation or expectations about inflation in various countries; interest rates; currency fluctuations; metal sales by governments, central banks, or international agencies; investment speculation; resource availability; fluctuations in industrial and commercial supply and demand; government regulation of the metals and materials industries; and government prohibitions or restrictions on the private ownership of certain precious and rare metals.

N.Government Obligations Risk. The Funds may invest in securities issued by the U.S. government or its agencies or instrumentalities. There can be no guarantee that the United States will be able to meet its payment obligations with respect to such securities. Additionally, market prices and yields of securities supported by the full faith and credit of the U.S. government or other countries may decline or be negative for short or long periods of time.

O.Interest Rate Risk. Generally, the value of fixed income securities will change inversely with changes in interest rates. As interest rates rise, the market value of fixed income securities tends to decrease. Conversely, as interest rates fall, the market value of fixed income securities tends to increase. This risk will be greater for long-term securities than for short-term securities. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.

NOTES TO FINANCIAL STATEMENTS December 31, 2022 (Continued)

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RPAR ETFs

P.Mining and Metal Industry Risk. Mining and metal companies can be significantly affected by international political and economic developments, energy conservation, the success of exploration projects, commodity prices, taxes and government regulations. Investments in mining and metal industry companies may be speculative and subject to greater price volatility than investments in other types of companies. Increased environmental or labor costs may depress the value of mining and metal investments. In addition, changes in international monetary policies or economic and political conditions can affect the supply of gold and precious metals, and consequently the value of mining and metal company investments. Further, the principal supplies of metal industries may be concentrated in a small number of countries and regions.

Q.Market Capitalization Risk.

•Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

•Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of midcapitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole.

•Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

R.Maturity Risk. A debt security with a longer maturity may fluctuate in value more than one with a shorter maturity.

S.Non-Diversification Risk. Because the Funds are “non-diversified,” they may invest a greater percentage of their assets in the securities of a single issuer or a smaller number of issuers than if they were diversified funds. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Funds’ overall values to decline to a greater degree than if the Funds held more diversified portfolios. The RPAR Risk Parity ETF continuously operated as non-diversified for three years and effective December 27, 2022, is now classified as diversified.

T.Other Investment Companies Risk. The Funds will incur higher and duplicative expenses when they invest in ETFs and other investment companies. There is also the risk that the Funds may suffer losses due to the investment practices of the underlying funds. When the Funds invest in other investment companies, the Funds will be subject to substantially the same risks as those associated with the direct ownership of securities held by such investment companies.

U.Real Estate Investment Trust (“REIT”) Investment Risk. Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. REITs may be affected by changes in the value of their underlying properties or mortgages or by defaults by their borrowers or tenants. Furthermore, these entities depend upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of projects. In addition, the performance of a REIT may be affected by changes in the tax laws or by its failure to qualify for tax-free pass-through of income.

V.United States Treasury Inflation Protected Securities (“TIPS”) Risk. Interest payments on TIPS are unpredictable and will fluctuate as the principal and corresponding interest payments are adjusted for inflation. There can be no assurance that the Consumer Price Index will accurately measure the real rate of inflation in the prices of goods and services. Any increases in the principal amount of TIPS will be considered taxable ordinary income, even though the Funds or applicable underlying ETF will not receive the principal until maturity. As a result, the Funds may make income distributions to shareholders that exceed the cash they receive. In addition, TIPS are subject to credit risk, interest rate risk, and maturity risk.

W.Water Industry Risk. The water industry can be significantly affected by economic trends or other conditions or developments, such as the availability of water, the level of rainfall and occurrence of other climatic events, changes in water consumption, new technologies relating to the supply of water, and water conservation. The industry can also be significantly affected by environmental considerations, taxation, government regulation (including the increased cost of compliance), inflation, increases in interest rates, price and supply fluctuations, increases in the cost of raw materials and other operating costs, technological advances, and competition from new market entrants.

NOTES TO FINANCIAL STATEMENTS December 31, 2022 (Continued)

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RPAR ETFs

NOTE 4 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Adviser serves as investment adviser to the Funds pursuant to an investment advisory agreement between the Trust and the Adviser with respect to the Funds (the “Advisory Agreement”) and, pursuant to the Advisory Agreement, has overall responsibility for the general management and administration of the Funds, subject to the direction and oversight of the Board. The Adviser is also responsible for trading portfolio securities on behalf of the Funds, including selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of the Board.

Pursuant to the Advisory Agreement, each Fund pays the Adviser a unitary management fee (the “Management Fee”) based on the average daily net assets of the Funds as follows:

Fund	Management Fee	Management Fee After Waiver
RPAR Risk Parity ETF	0.50%	0.48%(1)
UPAR Ultra Risk Parity ETF	0.65%	0.62%

(1)The waiver (discussed below) was reduced from 0.03% to 0.02% effective April 1, 2022.

The Adviser has contractually agreed to reduce its Management Fee for the RPAR Risk Parity ETF to 0.48% until at least April 30, 2023 and agreed to reduce its Management Fee for the UPAR Ultra Risk Parity ETF to 0.62% until at least April 30, 2023 (the “Fee Waiver Agreements”). The Fee Waiver Agreements may be terminated only by, or with the consent of, the Board. Any waived Management Fees are not able to be recouped by the Adviser under the Fee Waiver Agreements. Management Fees for the period ended December 31, 2022 are disclosed in the Statements of Operations.

Out of the Management Fee, the Adviser is obligated to pay or arrange for the payment of substantially all expenses of the Funds, including the cost of sub-advisory, transfer agency, custody, fund administration, and all other related services necessary for the Funds to operate. Under the Advisory Agreement, the Adviser has agreed to pay all expenses incurred by the Funds except for interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Funds under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (“Excluded Expenses”), and the Management Fee payable to the Adviser. To the extent a Fund incurs Excluded Expenses, the Fund’s Total Annual Fund Operating Expenses After Fee Waiver will be greater than 0.48% for the RPAR Risk Parity ETF and 0.62% for UPAR Ultra Risk Parity ETF. The Management Fees incurred are paid monthly to the Adviser.

The Adviser has entered into an agreement with RPAR, LLC under which RPAR, LLC assumes the obligation of the Adviser to pay all expenses of each Fund, except Excluded Expenses (such expenses of each Fund, except Excluded Expenses, the “Unitary Expenses”). Although RPAR, LLC has agreed to be responsible for the Unitary Expenses, the Adviser retains the ultimate obligation to each Fund to pay such expenses. For assuming the payment obligations, the Adviser has agreed to pay to RPAR, LLC the profits, if any, generated by each Fund’s unitary management fee. RPAR, LLC does not make investment decisions, provide investment advice, participate in the active management of each Fund, or otherwise act in the capacity of an investment adviser to each Fund.

Tidal ETF Services LLC (“Tidal”), a Tidal Financial Group company and an affiliate of the Adviser, serves as the Funds’ administrator and, in that capacity, performs various administrative and management services for the Funds. Tidal coordinates the payment of Fund-related expenses and manages the Trust’s relationships with its various service providers.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as the Funds’ sub-administrator, fund accountant and transfer agent. In those capacities, Fund Services performs various administrative and accounting services for the Funds. Fund Services prepares various federal and state regulatory filings, reports and returns for the Funds, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; and monitors the activities of the Funds’ custodian. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Funds’ custodian. The Custodian acts as the securities lending agent (the “Securities Lending Agent”) for the RPAR Risk Parity ETF.

Foreside Fund Services, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.

Certain officers and a trustee of the Trust are affiliated with the Adviser and Fund Services. Neither the affiliated trustee nor the Trust’s officers receive compensation from the Funds.

NOTES TO FINANCIAL STATEMENTS December 31, 2022 (Continued)

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RPAR ETFs

NOTES TO FINANCIAL STATEMENTS December 31, 2022 (Continued)

NOTE 5 – SECURITIES LENDING

The RPAR Risk Parity ETF may lend up to 33 1/3% of the value of the securities in its portfolio to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by the Securities Lending Agent. The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least the market value of the securities loaned by the RPAR Risk Parity ETF. The RPAR Risk Parity ETF receives compensation in the form of fees and earned interest on the cash collateral. Due to timing issues of when a security is recalled from loan, the financial statements may differ in presentation. The amount of fees depends on a number of factors including the type of security and length of the loan. The RPAR Risk Parity ETF continues to receive interest payments or dividends on the securities loaned during the borrowing period. Gain or loss in the value of securities loaned that may occur during the term of the loan will be for the account of the RPAR Risk Parity ETF. The RPAR Risk Parity ETF has the right under the terms of the securities lending agreements to recall the securities from the borrower on demand.

As of December 31, 2022, the market value of the securities on loan and payable on collateral received for securities lending was as follows:

Fund	Market Value of Securities on Loan	Payable on Collateral Received	Percentage of Net Assets of Securities on Loan
RPAR Risk Parity ETF	$37,284,217	$38,938,940	3.93%

As of December 31, 2022, the RPAR Risk Parity ETF had loaned securities and received cash collateral for the loans. The cash collateral is invested in the First American Government Obligations Fund of which the investment objective is to seek to maximize income to the extent consistent with the preservation of capital and liquidity and maintain a stable NAV of $1.00. Although risk is mitigated by the collateral, the RPAR Risk Parity ETF could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities. In addition, the RPAR Risk Parity ETF bears the risk of loss associated with the investment of cash collateral received.

The cash collateral invested in the First American Government Obligations Fund is listed in the RPAR Risk Parity ETF’s Schedule of Investments. Securities lending income is disclosed in the RPAR Risk Parity ETF’s Statement of Operations.

The RPAR Risk Parity ETF is not subject to a master netting agreement with respect to the RPAR Risk Parity ETF’s participation in securities lending; therefore, no additional disclosures regarding netting arrangements are required.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the period ended December 31, 2022, the cost of purchases and proceeds from the sales or maturities of securities, excluding short-term investments, U.S. government securities and in-kind transactions were as follows:

Fund	Purchases	Sales
RPAR Risk Parity ETF	$85,992,431	$380,413,761
UPAR Ultra Risk Parity ETF	14,747,951	10,526,439

For the period ended December 31, 2022, the cost of purchases and proceeds from the sales or maturities of long-term U.S. Government investments, including in-kind transactions, were as follows:

Fund	Purchases	Sales
RPAR Risk Parity ETF	$225,781,149	$258,994,809
UPAR Ultra Risk Parity ETF	73,615,224	14,816,398

For the period ended December 31, 2022, in-kind transactions associated with creations and redemptions for the Funds were as follows:

Fund	Purchases	Sales
RPAR Risk Parity ETF	$275,335,957	$266,317,524
UPAR Ultra Risk Parity ETF	72,211,094	23,051,714

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RPAR ETFs

NOTES TO FINANCIAL STATEMENTS December 31, 2022 (Continued)

NOTE 7 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the period ended December 31, 2022, period ended December 31, 2021, and year ended November 30, 2021 are as follows:

Fund	Distributions paid from:	December 31, 2022	December 31, 2021	November 30, 2021
RPAR Risk Parity ETF	Ordinary income	$46,768,036	$20,208,000	$13,377,074
UPAR Ultra Risk Parity ETF	Ordinary income	$2,042,154	$—	$—
UPAR Ultra Risk Parity ETF	Return of Capital	$140,034	$—	$—

As of December 31, 2022, the components of accumulated earnings (losses) on a tax basis were as follows:

	RPAR Risk Parity ETF	UPAR Ultra Risk Parity ETF
Cost of investments(1)	$1,103,303,710	$118,434,425
Gross tax unrealized appreciation	43,753,414	4,238,546
Gross tax unrealized depreciation	(202,359,273)	(10,906,071)
Net tax unrealized appreciation (depreciation)	(158,605,859)	(6,667,525)
Undistributed ordinary income (loss)	1,194,877	—
Undistributed long-term capital gain (loss)	—	—
Total distributable earnings	1,194,877	—
Other accumulated gain (loss)	(214,557,801)	(6,558,017)
Total accumulated gain (loss)	$(371,968,783)	$(13,225,542)

(1)The difference between book and tax-basis cost of investments was attributable primarily to the treatment of wash sales, PFIC adjustments and Grantor Trust adjustments.

Net capital losses and net investment losses incurred after December 31, and within the taxable year, are deemed to arise on the first business day of the Funds’ next taxable year. As of December 31, 2022, the Funds had no late year losses. As of December 31, 2022, there were short-term and long-term capital loss carryovers of the following, which do not expire:

Fund	Short-Term	Long-Term
RPAR Risk Parity ETF	$103,877,136	$110,680,665
UPAR Ultra Risk Parity ETF	2,810,345	3,747,672

NOTE 8 – CREDIT FACILITY

U.S. Bank N.A. has made available to each Fund a credit facility pursuant to a Loan Agreement for temporary or extraordinary purposes. Credit facility details for the year ended December 31, 2022, are as follows for the RPAR Risk Parity ETF:

Maximum available credit	$50,000,000
Largest amount outstanding on an individual day	2,398,000
Average daily loan outstanding, when in use	2,398,000
Credit facility outstanding as of December 31, 2022	—
Average interest rate, when in use	6.25%
Interest rate terms	Prime
Interest rate as of December 31, 2022	7.50%
Expiration date	June 28, 2023

During the year ended December 31, 2022, the UPAR Ultra Risk Parity ETF did not utilize the line of credit.

Interest expense incurred for the year ended December 31, 2022 is disclosed in the Statements of Operations, if applicable. The credit facility is an uncommitted, senior secured 364-day umbrella line of credit used for the benefit of certain funds in the Trust.

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RPAR ETFs

NOTES TO FINANCIAL STATEMENTS December 31, 2022 (Continued)

NOTE 9 – SHARE TRANSACTIONS

Shares of the Funds are listed and traded on the Exchange. Market prices for the shares may be different from their NAV. The Funds issue and redeem shares on a continuous basis at NAV generally in large blocks of shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Funds. Creation Units may only be purchased or redeemed by Authorized Participants. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

Each Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the RPAR Risk Parity ETF is $750 and UPAR Ultra Risk Parity ETF is $750, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Funds’ Custodian has determined to waive some or all of the costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate the Funds for transaction costs associated with the cash transactions. Variable fees received by the Funds, if any, are disclosed in the capital shares transactions section of the Statements of Changes in Net Assets. The Funds may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Funds have equal rights and privileges.

NOTE 10 – RECENT MARKET EVENTS

U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including rising inflation, uncertainty regarding central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine and the impact of the corona virus (COVID-19) global pandemic. The global recovery from COVID-19 may last for an extended period of time. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on your account.

NOTE 11 – SUBSEQUENT EVENTS

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Funds have determined that there are no subsequent events that would need to be disclosed in the Funds’ financial statements.

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RPAR ETFs

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
RPAR Risk Parity ETF,
UPAR Ultra Risk Parity ETF and
The Board of Trustees of
Tidal ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of RPAR Risk Parity ETF and UPAR Ultra Risk Parity ETF (the “Funds”), each a series of Tidal ETF Trust (the “Trust”), including the schedules of investments, as of December 31, 2022, and with respect to RPAR Risk Parity ETF, the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended, the period December 1, 2021 through December 31, 2021, and the year ended November 30, 2021, and the financial highlights for the year then ended, the period December 1, 2021 through December 31, 2021, the year ended November 30, 2021 and for the period December 12, 2019 (commencement of operations) to November 30, 2020, and with respect to UPAR Ultra Risk Parity ETF, the related statement of operations, the statement of changes in net assets and the financial highlights for the period January 4, 2022 (commencement of operations) through December 31, 2022 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2022, and the results of their operations, the changes in their net assets and the financial highlights for the periods stated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2018.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers or through other appropriate auditing procedures when replies from brokers were unable to be obtained. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
March 1, 2023

36

RPAR ETFs

EXPENSE EXAMPLES For the Six Months Ended December 31, 2022 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of Fund shares, and (2) ongoing costs, including management fees of the Fund. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2022 to December 31, 2022.

Actual Expenses

The first line of the following tables provides information about actual account values and actual expenses. The examples include, but are not limited to, unitary fees. However, the examples do not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

RPAR Risk Parity ETF

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During the Period July 1, 2022 – December 31, 2022(1)
Actual	$ 1,000.00	$ 965.40	$ 2.38
Hypothetical (5% annual return before expenses)	$ 1,000.00	$ 1,022.79	$ 2.45

(1)Expenses are equal to the Fund’s annualized net expense ratio for the most recent six-month period of 0.48% (fee waiver in effect), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the most recent six-month period).

UPAR Ultra Risk Parity ETF

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During the Period July 1, 2022 – December 31, 2022(2)
Actual	$ 1,000.00	$ 943.30	$ 3.04
Hypothetical (5% annual return before expenses)	$ 1,000.00	$ 1,022.08	$ 3.16

(2)The actual expenses are equal to the Fund’s annualized net expense ratio for the most recent six-month period of 0.62% (fee waiver in effect), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the most recent six-month period).

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RPAR ETFs

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

The Board of Trustees (the “Board” or the “Trustees”) of Tidal ETF Trust (the “Trust”) met at a meeting held on November 22, 2022 to consider the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust, on behalf of the RPAR Risk Parity ETF (the “Fund”), a series of the Trust, and Toroso Investments, LLC, the Fund’s investment adviser (the “Adviser”). Prior to this meeting, the Board requested and received materials to assist them in considering the renewal of the Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including a copy of the Advisory Agreement, a memorandum prepared by outside legal counsel to the Trust and Independent Trustees discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Advisory Agreement, due diligence materials relating to the Adviser (including the due diligence response completed by the Adviser with respect to a specific request letter from outside legal counsel to the Trust and Independent Trustees, the Adviser’s Form ADV, select ownership, organizational, financial and insurance information for the Adviser, biographical information of the Adviser’s key management and compliance personnel, detailed comparative information regarding the proposed unitary advisory fee for the Fund, and information regarding the Adviser’s compliance program) and other pertinent information. Based on their evaluation of the information provided, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the renewal Advisory Agreement for an additional one-year term.

Discussion of Factors Considered

In considering the renewal of the Advisory Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.Nature, Extent and Quality of Services Provided. The Board considered the nature, extent and quality of the Adviser’s overall services provided to the Fund as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of the Adviser’s investment management team, including Michael Venuto and Charles Ragauss, who each serve as a portfolio manager for the Fund, as well as the responsibilities of other key personnel of the Adviser involved in the daytoday activities of the Fund. The Board reviewed due diligence information provided by the Adviser, including information regarding the Adviser’s compliance program, its compliance personnel and compliance record, as well as the Adviser’s cybersecurity program and business continuity plan. The Board noted that the Adviser also currently manages the UPAR Ultra Risk Parity ETF, a separate series of the Trust, which utilizes a strategy similar to that employed by the Fund.

The Board also considered other services provided to the Fund, such as monitoring adherence to the Fund’s investment strategy and restrictions, oversight of other service providers to the Fund, monitoring compliance with various Fund policies and procedures and with applicable securities regulations, and monitoring the extent to which the Fund achieves its investment objective as an actively-managed ETF. The Board noted that although the Fund is actively-managed, it seeks to invest its assets to achieve exposures similar to those of the Advanced Research Risk Parity Index (the “RPAR Index”). The Board further noted that the Adviser is responsible for selecting the Fund’s investments and trade execution, taking into account the assets in the RPAR Index.

The Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods, and compliance policies and procedures essential to performing its duties under the Advisory Agreement and managing the Fund and that the nature, overall quality, and extent of the management services provided to the Fund, as well as the Adviser’s compliance program, were satisfactory.

2.Investment Performance of the Fund and the Adviser. The Board considered the investment performance of the Fund on an absolute basis, in comparison to the RPAR Index, in comparison to its benchmark index (a blended index comprised of 60% of the S&P 500 Index and 40% of the Bloomberg U.S. Aggregate Bond Index (the “60/40 Index”)), in comparison to the S&P 500 Index, and in comparison to a peer group of funds in the Fund’s current Morningstar category based on comparative information prepared by Fund Services utilizing data provided by Morningstar Direct (a peer group of U.S. global allocation funds) (the “Morningstar Peer Group”). The Board noted that the Fund underperformed the 60/40 Index and the S&P 500 Index for the year-to-date, one-year and since inception periods ended September 30, 2022. The Board also discussed the Fund’s comparative performance versus the RPAR Index for the same periods, and discussed factors that accounted for any differences. The Board also noted that the Fund underperformed the Morningstar Peer Group average for the year-to-date and one-year periods ended September 30, 2022.

38

RPAR ETFs

After considering all of the information, the Board concluded that the performance of the Fund was satisfactory under current market conditions and that the Adviser has the necessary expertise and resources in providing investment advisory services in accordance with the Fund’s investment objective and strategies. Although past performance is not a guarantee or indication of future results, the Board determined that the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

3.Cost of Services Provided and Profits Realized by the Adviser. The Board considered the cost of services and the structure of the Adviser’s advisory fee, including a review of comparative expenses, expense components and peer group selection. The Board took into consideration that the advisory fee was a “unitary fee,” meaning that the Fund pays no expenses other than the advisory fee and certain other costs such as interest, brokerage, and extraordinary expenses and, to the extent it is implemented, fees pursuant to the Fund’s Rule 12b-1 Plan. The Board noted that the Adviser continues to responsible for compensating the Fund’s other service providers and paying the Fund’s other expenses out of its own fees and resources, subject to the contractual agreement of the Fund’s sponsor, RPAR, LLC, to assume such obligation in exchange for the profits, if any, generated by the Fund’s unitary fee. The Board also considered that the Adviser had contractually agreed to an advisory fee waiver that reduces the Fund’s unitary fee from 0.50% to 0.48% of the Fund’s average daily net assets through at least April 30, 2023. The Board also considered the overall profitability of the Adviser and examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Advisory Agreement. The Board considered that the Fund’s advisory fee of 0.50% was below its Morningstar Peer Group average of 0.57% and the Fund’s net expense ratio of 0.48% was below its Morningstar Peer Group average of 0.59%.

The Board concluded that the Fund’s advisory fee and expense ratio were fair and reasonable in light of the comparative performance, advisory fee and expense information, and the investment management services provided to the Fund by the Adviser given the nature of the Fund’s strategy. The Board also evaluated, based on a profitability analysis prepared by the Adviser, the fees received by the Adviser and its affiliates and the profit realized by the Adviser from its relationship with the Fund, had not been, and currently was not, excessive, and the Adviser had adequate financial resources to support its services to the Fund from the revenues of its overall investment advisory business.

4.Extent of Economies of Scale as the Fund Grows. The Board compared the Fund’s expenses relative to the Morningstar Peer Group and discussed realized and potential economies of scale. The Board considered the potential economies of scale that the Fund might realize under the structure of the advisory fee. The Board noted the advisory fee did not contain any breakpoint reductions as the Fund’s assets grow in size, but that the Adviser would evaluate future circumstances that may warrant breakpoints in the fee structures.

5.Benefits Derived from the Relationship with the Fund. The Board considered the direct and indirect benefits that could be received by the Adviser and its affiliates from association with the Fund. The Board concluded that the benefits the Adviser may receive, such as greater name recognition or the ability to attract additional investor assets, appear to be reasonable and in many cases may benefit the Fund.

Conclusion. Based on the Board’s deliberations and its evaluation of the information described above, with no single factor determinative of a conclusion, the Board, including the Independent Trustees, unanimously concluded that: (a) the terms of the Advisory Agreement are fair and reasonable; (b) the advisory fee is reasonable in light of the services that the Adviser provides to the Fund; and (c) the approval of renewal of the Advisory Agreement for an additional one-year term was in the best interest of the Fund and its shareholders.

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

39

RPAR ETFs

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (“Rule 22e-4”), Tidal ETF Trust (the “Trust”), on behalf of its series, the RPAR Risk Parity ETF and UPAR Ultra Risk Parity ETF, has adopted and implemented a liquidity risk management program (the “Program”). The Program seeks to promote effective liquidity risk management for the Funds and to protect the Funds’ shareholders from dilution of their interests. The Trust’s Board of Trustees (the “Board”) has approved the designation of Toroso Investments, LLC, the Funds’ investment adviser, as the program administrator (the “Program Administrator”). The Program Administrator has further delegated administration of the Program to a Program Administrator Committee composed of certain Trust officers. The Program Administrator is required to provide a written annual report to the Board regarding the adequacy and effectiveness of the Program, including the operation of the highly liquid investment minimum, if applicable, and any material changes to the Program.

On November 21, 2022, the Board reviewed the Program Administrator’s written annual report for the period October 1, 2021 through September 30, 2022 (the “Report”). The Program assesses liquidity risk under both normal and reasonably foreseeable stressed market conditions. The risk is managed by monitoring the degree of liquidity of a Fund’s investments, limiting the amount of illiquid investments and utilizing various risk management tools and facilities available to a Fund, among other means. The Trust has engaged the services of ICE Data Services, a third-party vendor, to provide daily portfolio investment classification services to assist in the Program Administrator’s assessment. The Report noted that no material changes had been made to the Program during the review period. The Program Administrator determined that the Program is reasonably designed and operating effectively.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

40

RPAR ETFs

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Name, Address and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees(1)
Mark H.W. Baltimore c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1967	Trustee	Indefinite term; since 2018	Co-Chief Executive Officer, Global Rhino, LLC (asset management consulting firm) (since 2018); Chief Business Development Officer, Joot (asset management compliance services firm) (since 2019); Chief Executive Officer, Global Sight, LLC (asset management distribution consulting firm) (2016–2018).	47	None
Dusko Culafic c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1958	Trustee	Indefinite term; since 2018	Retired (since 2018); Senior Operational Due Diligence Analyst, Aurora Investment Management, LLC (2012–2018).	47	None
Eduardo Mendoza c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1966	Trustee	Indefinite term; since 2018	Chief Financial Officer (since 2022), Executive Vice President – Head of Capital Markets & Corporate Development (since 2019), Advisor (2017–2019), Credijusto (financial technology company).	47	None
Interested Trustee and Executive Officer
Eric W. Falkeis(2) c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1973	President, Principal Executive Officer, Interested Trustee, Chairman, and Secretary	President and Principal Executive Officer since 2019, Indefinite term; Interested Trustee, Chairman, and Secretary since 2018, Indefinite term	Chief Executive Officer, Tidal ETF Services LLC (since 2018); Chief Operating Officer (and other positions), Rafferty Asset Management, LLC (2013 to 2018) and Direxion Advisors, LLC (2017 to 2018).	47

Trustee, Tidal Trust II (1 series) (since 2022); Independent Director, Muzinich BDC, Inc. (since 2019); Trustee, Professionally Managed Portfolios (25 series) (since 2011); Interested Trustee, Direxion Funds, Direxion Shares ETF Trust, and Direxion Insurance Trust (2014–2018).

41

RPAR ETFs

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name, Address and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Executive Officers
Daniel H. Carlson c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1955	Senior Vice President and AML Compliance Officer	Senior Vice President since 2022, Indefinite term; AML Compliance Officer since 2018, Indefinite term	Chief Financial Officer and Managing Member (since 2012), Chief Compliance Officer (since 2012), Toroso Investments, LLC.	Not Applicable	Not Applicable
Aaron J. Perkovich c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1973	Treasurer, Principal Financial Officer, and Principal Accounting Officer	Indefinite term; since 2022

Fund Administration Manager, Tidal ETF Services LLC (since 2022); Assistant Director – Investments, Mason Street Advisors, LLC (2021 to 2022); Vice President, U.S. Bancorp Fund Services, LLC (2006 to 2021).

				Not Applicable	Not Applicable
William H. Woolverton, Esq. c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1951	Chief Compliance Officer	Indefinite term; since 2021

Compliance Advisor, Toroso Investments, LLC (since 2022); Chief Compliance Officer, Tidal ETF Services LLC (since 2022); Senior Compliance Advisor, Cipperman Compliance Services, LLC (2020 to 2022); Operating Partner, Altamont Capital Partners (private equity firm) (2021 to present); Managing Director and Head of Legal - US, Waystone (global governance solutions) (2016 to 2019).

				Not Applicable	Not Applicable
Ally L. Mueller c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1979	Assistant Treasurer	Indefinite term; since 2022	Head of ETF Launches and Finance Director, Tidal ETF Services LLC (since 2019).	Not Applicable	Not Applicable
Cory R. Akers c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202 Born: 1978	Assistant Secretary	Indefinite term; since 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2006).	Not Applicable	Not Applicable

(1)All Independent Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

(2)Mr. Falkeis is considered an “interested person” of the Trust due to his positions as President, Principal Executive Officer, Chairman and Secretary of the Trust, and Chief Executive Officer of Tidal ETF Services LLC, a Tidal Financial Group company and an affiliate of the Adviser.

42

RPAR ETFs

ADDITIONAL INFORMATION

QUALIFIED DIVIDEND INCOME/DIVIDENDS REDUCTION DEDUCTION (Unaudited)

For the period/year ended December 31, 2022, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

RPAR Risk Parity ETF	34.61%
UPAR Ultra Risk Parity ETF	28.03%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended December 31, 2022, was as follows:

RPAR Risk Parity ETF	5.40%
UPAR Ultra Risk Parity ETF	6.75%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distribution under Internal Revenue Section 871(k)(2)(c) for the year ended December 31, 2022, was as follows:

RPAR Risk Parity ETF	0.00%
UPAR Ultra Risk Parity ETF	0.00%

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request without charge by calling (833) 540-0039 or by accessing the Funds’ website at www.rparetf.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request without charge by calling (833) 540-0039 or by accessing the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Funds’ portfolio holdings are posted on the Funds’ website daily at www.rparetf.com. The Funds file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT is available without charge, upon request, by calling (833) 540-0039. Furthermore, you can obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS (Unaudited)

Information regarding how often shares of the Funds trade on the exchange at a price above (i.e., at a premium) or below (i.e., at a discount) to a Fund’s daily NAV is available, without charge, on the Funds’ website at www.rparetf.com.

INFORMATION ABOUT THE FUND’S TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (833) 540-0039. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Funds’ website www.rparetf.com.

Investment Adviser
Toroso Investments, LLC
898 N. Broadway, Suite 2
Massapequa, New York 11758

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street
Philadelphia, Pennsylvania 19102

Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Fund Administrator
Tidal ETF Services LLC
234 West Florida Street, Suite 203
Milwaukee, Wisconsin

Transfer Agent, Fund Accountant and Fund Sub-Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Fund Information
Fund	Ticker	CUSIP
RPAR Risk Parity ETF	RPAR	886364603
UPAR Ultra Risk Parity ETF	UPAR	886364595

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Dusko Culafic is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

RPAR Risk Parity ETF

	FYE 12/31/2022	FYE 12/31/2021
Audit Fees	$12,500	$5,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

UPAR Ultra Risk Parity ETF

	FYE 12/31/2022	FYE 12/31/2021
Audit Fees	$12,500	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	N/A
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

RPAR Risk Parity ETF

Non-Audit Related Fees	FYE 12/31/2022	FYE 12/31/2021
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

UPAR Ultra Risk Parity ETF

Non-Audit Related Fees	FYE 12/31/2022	FYE 12/31/2021
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last year. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

RPAR Risk Parity ETF

Non-Audit Related Fees	FYE 12/31/2022	FYE 12/31/2021
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

UPAR Ultra Risk Parity ETF

Non-Audit Related Fees	FYE 12/31/2022	FYE 12/31/2021
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Dusko Culafic, Eduardo Mendoza, and Mark H.W. Baltimore.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1)	Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tidal ETF Trust

By (Signature and Title)	/s/ Eric W. Falkeis
Eric W. Falkeis, President/Principal Executive Officer

Date	March 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Eric W. Falkeis
Eric W. Falkeis, President/Principal Executive Officer

Date	March 6, 2023

By (Signature and Title)*	/s/ Aaron J. Perkovich
Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date	March 6, 2023

* Print the name and title of each signing officer under his or her signature.